UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2009
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     American International Group, Inc. (“AIG”) has implemented changes to the compensation of its Chief Financial Officer, David L. Herzog, and two named executive officers, Kristian P. Moor and Win J. Neuger. The changes were required by the Determination Memorandum issued by the Office of the Special Master for TARP Executive Compensation, previously disclosed on AIG’s Current Report on Form 8-K, filed October 23, 2009. The changes were as follows:
•	From November 1, 2009 through December 31, 2009, Messrs. Herzog, Moor and Neuger will be paid annual cash salaries of $350,000, $450,000 and $425,000, respectively.

•	AIG suspended accruals for Messrs. Herzog, Moor and Neuger, to the extent they participate, under AIG’s supplemental retirement plans and other non-qualified deferred compensation plans.
Under the Determination Memorandum, AIG will also pay Messrs. Herzog and Moor annual stock salaries of $3,104,167 and $4,691,667, respectively, which vest at grant. Messrs. Herzog and Moor are also eligible, under the Determination Memorandum, to receive 2009 annual long-term incentive awards payable in restricted stock of up to $833,333 and $2,000,000, respectively, if they achieve performance goals for 2009. Mr. Neuger is not eligible for any of these payments because he will leave AIG with the previously-announced sale of AIG’s asset management business.
These actions could affect the executives’ rights under the other AIG employee plans in which these executives participate, including potentially AIG’s Executive Severance Plan. Any rights under these plans would be subject to the applicable limits of the Emergency Economic Stabilization Act of 2008 and AIG’s other agreements with the U.S. Department of the Treasury.
On November 24, 2009, AIG entered into a Stock Salary Award Agreement and a Restrictive Covenant Agreement with Robert H. Benmosche, AIG’s President and Chief Executive Officer. These agreements were entered into as part of Mr. Benmosche’s comprehensive compensation package, as described in AIG’s Current Report on Form 8-K filed on August 17, 2009.
Copies of the 2009-2010 Stock Salary Award Agreement and the Restrictive Covenant Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 10.1 2009-2010 Stock Salary Award Agreement between American International Group, Inc. and Robert H. Benmosche, dated November 24, 2009.
Exhibit 10.2 Restrictive Covenant Agreement between American International Group, Inc. and Robert H. Benmosche, dated November 24, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: November 25, 2009	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary